UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2026

BLUEROCK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43007	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 Third Avenue

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 843-1601

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	BLRKU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BLRK	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	BLRKW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Business Combination Agreement

On July 31, 2026 (the “Signing Date”), Bluerock Acquisition Corp., a Cayman Islands exempted company (which will transfer by way of continuation and domesticate as a Delaware corporation prior to the Closing) (“Bluerock”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among Bluerock, Bitonic Technology Labs Inc. d/b/a Yellow.ai, a Delaware corporation (“Yellow”), and BLRK Merger Sub Inc., a Delaware corporation (“Merger Sub”). The transactions contemplated by the Business Combination Agreement are referred to as the “Business Combination.” Bluerock, Yellow and Merger Sub are individually referred to as a “Party” and, collectively, the “Parties.”

The Business Combination Agreement and the Business Combination were unanimously approved by the boards of directors of each of Bluerock and Yellow.

The Business Combination is expected to close in the second half of 2026, following the receipt of the required approval by Bluerock’s shareholders and the fulfillment of other customary closing conditions.

The Domestication

Subject to obtaining the required shareholder approvals and at least one day prior to the time of the closing of the Business Combination (the “Closing,” and the date on which the Closing occurs, the “Closing Date”), Bluerock will deregister as a Cayman Islands exempted company and transfer by way of continuation to and domesticate as a corporation incorporated under the laws of the State of Delaware (the “Domestication”). In connection with the Domestication, Bluerock will file with the Secretary of State of the State of Delaware a certificate of incorporation (the “Charter”). Among other things, the Charter will set forth the rights and preferences of the equity interests of Bluerock after the Domestication (such company after the Domestication, “Pubco”).

Immediately prior to the Domestication, each then issued and outstanding Class B ordinary share of Bluerock, par value $0.0001 per share (each, a “Cayman Class B Share”), will convert automatically, on a one-for-one basis, into a Class A ordinary share of Bluerock, par value $0.0001 per share (each, a “Cayman Class A Share” and, together with the Cayman Class B Shares, the “Cayman Shares”). In connection with the Domestication: (i) each then issued and outstanding Cayman Class A Share will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of Pubco (the “Pubco Common Stock”); (ii) each then issued and outstanding warrant of Bluerock representing the right to purchase one Cayman Class A Share (each, a “Cayman Purchaser Warrant”) will convert automatically into a warrant to acquire one share of Pubco Common Stock pursuant to the related warrant agreement (each warrant, a “Pubco Warrant”); and (iii) each of the then issued and outstanding units of Bluerock will convert automatically into one unit of Pubco consisting of one share of Pubco Common Stock and one-third of one Pubco Warrant (each, a “Pubco Unit”).

The Business Combination and Consideration

In connection with the Closing, Merger Sub will merge with and into Yellow (the “Merger”), with Yellow surviving the Merger as a direct wholly-owned subsidiary of Pubco. Contemporaneous with the Closing, Bluerock will change its name to “Yellow.ai”.

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of Yellow, par value $0.00001 per share (the “Yellow Common Stock”), issued and outstanding immediately prior to the Effective Time (excluding Dissenting Shares and Cancelled Shares (each as defined in the Business Combination Agreement)) will be automatically converted into the right to receive the Per Share Merger Consideration, which is equal to (i) the Aggregate Consideration (as defined below), divided by (ii) the Company Fully Diluted Stock (as defined below). “Aggregate Consideration” means the number of shares of Pubco Common Stock equal to: (a) $300,000,000 divided by (b) $10.00, with the value in (a) subject to certain adjustments as further described in the Business Combination Agreement. “Company Fully Diluted Stock” means the sum of (without duplication): (i) the aggregate number of shares of Yellow Common Stock issued and outstanding immediately prior to the Effective Time (including (a) the number of shares of Yellow Common Stock issuable upon conversion of (i) all Simple Agreements for Future Equity entered into between Yellow and investors (each, a “Yellow SAFE”), and (ii) all Yellow Preferred Stock (as defined in the Business Combination Agreement), in each case outstanding as of immediately prior to the Effective Time), plus (b) the aggregate number of shares of Yellow Common Stock issuable upon exercise or settlement of all eligible options of Yellow issued and outstanding as of the Closing, plus (c) the aggregate number of shares of Pubco Common Stock issuable upon exercise of all warrants of Yellow which are assumed by Pubco as of immediately following the Effective Time.

Pursuant to the Business Combination Agreement, Bluerock will contribute to Yellow an amount in cash (the “Available Closing Cash”) equal to the sum of (without duplication): (a) all amounts in the Bluerock trust account as of 11:59 p.m. Eastern Time on the day immediately preceding the Closing Date, less (i) amounts required for the redemptions of Cayman Class A Shares by Bluerock’s shareholders (including any excise taxes expected to be payable in connection with the redemptions as reasonably determined by Bluerock in good faith consultation with Yellow) and (ii) transaction expenses of Yellow and Bluerock, plus (b) the aggregate proceeds, if any, actually received by Bluerock from the PIPE Investments (as described below) plus (c) all other cash and cash equivalents of Bluerock, determined in accordance with generally accepted accounting principles as in effect in the United States.

Milestone Equity Incentive Plan

Pursuant to the terms of the Business Combination Agreement, Bluerock has agreed to adopt, prior to the Closing Date and subject to the approval by Bluerock’s shareholders, a milestone equity incentive plan, to be effective as of the Effective Time (the “2026 Milestone Equity Plan” or the “2026 MEP”), in a form that provides for awards of restricted stock units on terms consistent with the term sheet attached as Exhibit E to the Business Combination Agreement. Subject to the terms and conditions of the 2026 MEP, eligible participants will be entitled to receive up to an aggregate of 17,500,000 shares of Pubco Common Stock upon the vesting of performance- and service-based awards to be issued under the 2026 MEP. Such awards will vest upon the achievement of certain revenue and stock price-based targets (each, a “Triggering Event”) as follows:

(i)	19.05% will vest on the date the Pubco Board (as defined below) certifies that Pubco has achieved annual revenue of at least $45 million on a trailing 12 month basis over the 3 fiscal year period commencing with the first full fiscal year immediately following the Closing;

(ii)	19.05% will vest on the date the Pubco Board certifies that Pubco has achieved annual revenue of at least $55 million on a trailing 12 month basis over the 3 fiscal year period commencing with the first full fiscal year immediately following the Closing;

(iii)	19.05% will vest on the date the Pubco Board certifies that Pubco has achieved annual revenue of at least $65 million on a trailing 12 month basis over the 3 fiscal year period commencing with the first full fiscal year immediately following the Closing; and

(iv)	42.85% will vest on the date the Pubco Board certifies that, at any time during the 5-year period following the Closing Date, the VWAP of the shares of Pubco Common Stock as reported on Nasdaq equals or exceeds $12.00 for 20 out of 30 consecutive trading days.

No eligible participant will vest in any award unless and until such participant remains in continued service with Pubco until the date of achievement of the applicable Triggering Event (and in the case of the price-based target, through the first anniversary of the Closing Date). If any of the Triggering Events fail to occur by the applicable deadline, then the associated portion of the award (and all shares of Pubco Common Stock subject thereto) will be immediately forfeited.

Governance

The Parties have agreed to take all necessary action, including causing the current directors of Bluerock to resign, so that effective at the Closing, the board of directors of Pubco (the “Pubco Board”) will consist of a three class “staggered” board of nine individuals (appointed in accordance with the rules of Nasdaq). Eight directors will be chosen by Yellow and one director will be chosen by Bluerock Acquisition Holdings, LLC, a Delaware limited liability company (the “Sponsor”), who will serve as a Class III director.

Representations and Warranties; Covenants

The Parties have made customary representations, warranties, and covenants in the Business Combination Agreement, including, among others, covenants with respect to the conduct of Bluerock and Yellow prior to the Closing Date.

Conditions to Each Party’s Obligations

The obligations of Bluerock and Yellow to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions. Without limiting the generality of the foregoing, such closing conditions include: (i) the adoption or approval, as applicable, by Bluerock’s shareholders (the “Bluerock Shareholder Approval”) of: (A) the Business Combination Agreement in accordance with applicable law and exchange rules and regulations; (B) the Domestication; (C) the Pubco charter and the bylaws; (D) any separate or unbundled non-binding advisory proposals as are required to implement the foregoing; (E) approval of the issuance of shares of Pubco Common Stock as required by the Nasdaq listing rules; (F) the adoption by Bluerock of the 2026 MEP and the Equity Incentive Plan (as defined in the Business Combination Agreement) with an initial share reserve equal to 10% of the aggregate number of shares of Pubco Common Stock outstanding immediately following the Closing on a fully-diluted, as-converted and as-exercised basis and with an annual evergreen share increase beginning in 2028 not exceeding 5% of the total number of shares of Pubco Common Stock outstanding on the last day of the immediately preceding fiscal year; (G) the election of members of the Pubco Board; and (H) any other proposals as the U.S. Securities and Exchange Commission (the “SEC”) (or staff members of the SEC or Nasdaq) may indicate are necessary in its comments to the registration statement on Form S-4 (the “Registration Statement”) to be filed by Bluerock and Yellow or any related correspondence (such proposals in clauses (A)-(H), together, the “Required Transaction Proposals”); (ii) the receipt of the requisite consent of the stockholders of Yellow; (iii) any applicable waiting period or any extension of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (and the rules and regulations promulgated under such Act) in respect of the Business Combination being expired or earlier terminated without the imposition of burdensome conditions; (iv) the Registration Statement becoming effective; (v) approval of the listing of the Pubco Common Stock on Nasdaq, subject only to notice of issuance; (vi) the accuracy of the representations and warranties of each Party and the performance of the covenants and agreements of the Parties subject, in each case, to customary standards; (vii) the completion of the Domestication; (viii) the adoption by Bluerock of the 2026 MEP; and (ix) the receipt by Bluerock of a valuation report from a reputable Indian chartered accountancy firm certifying the value of Yellow and its Indian assets. In addition, there is no minimum cash requirement in order to consummate the Business Combination.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing. Without limiting the generality of the foregoing, such circumstances include (i) by mutual written consent of Bluerock and Yellow; (ii) by Bluerock or Yellow if the Closing has not occurred on or before March 31, 2027 (or such later date agreed in writing by the Parties); (iii) by Yellow, if at any time prior to the receipt of Bluerock Shareholder Approval, the board of directors of Bluerock has amended, qualified, withdrawn or modified its recommendation to Bluerock’s shareholders that they vote in favor of the Required Transaction Proposals; (iv) by Bluerock or Yellow if the Bluerock Shareholder Approval is not obtained by Bluerock after the conclusion of the extraordinary general meeting of Bluerock’s shareholders held for the purpose of voting on the Required Transaction Proposals (the “Business Combination Meeting”); and (v) by Bluerock if the approval of Yellow’s stockholders has not been obtained and delivered to Bluerock by the second business day following the date the Registration Statement has been declared effective by the SEC and the prospectus thereto has been filed and distributed. In addition, Bluerock has the right to terminate the Business Combination Agreement if the Registration Statement is not filed with the SEC within 75 days after the date of the Business Combination Agreement.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Bluerock or Yellow. In particular, the assertions embodied in representations and warranties by Bluerock and Yellow contained in the Business Combination Agreement are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the parties in connection with the execution of the Business Combination Agreement, and are subject to standards of materiality applicable to the contracting Parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about Bluerock and Yellow. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Bluerock’s public disclosures.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, Bluerock entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”) with Yellow and the Sponsor. Under the terms of the Sponsor Support Agreement, the Sponsor agreed to, among other things: (i) vote in favor of adoption of the Required Transaction Proposals; (ii) vote against any Alternative Transaction (as defined in the Business Combination Agreement) and any merger agreement or merger other than the Business Combination Agreement and the Business Combination; (iii) waive all anti-dilution rights with respect to the rate that the Cayman Class B Shares convert into the Cayman Class A Shares in connection with the Business Combination; and (iv) not transfer any Cayman Class B Shares or Cayman Purchaser Warrants (together, the “Sponsor Subject Securities”) held by it until the earliest to occur of (x) the Closing, (y) the termination of the Business Combination Agreement in accordance with its terms and (z) the liquidation of Bluerock.

In addition, the Sponsor agreed to forfeit, for no consideration, 750,000 Cayman Class B Shares held by it at or immediately prior to the Closing. Further, in connection with the Equity PIPE Investment (as defined below), the Sponsor agreed to transfer to the Equity PIPE Investors (as defined below) 0.5 Cayman Class B Shares (subject to adjustment, the “Commitment Shares”) for each Equity PIPE Unit (as defined below) (or Non-Redeemed Share (as defined below)) acquired by such investor pursuant to the Equity PIPE Subscription Agreement (as defined below), up to a maximum of 1,000,000 Commitment Shares. The Sponsor also agreed to forfeit 2,000,000 Cayman Purchaser Warrants in connection with the Note PIPE Investment (as defined below).

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.1, and the terms of which are incorporated by reference in this Current Report on Form 8-K.

Company Support Agreements

Concurrently with the execution of the Business Combination Agreement, Bluerock, Yellow and certain stockholders of Yellow (the “Supporting Yellow Stockholders”), entered into support agreements (the “Company Support Agreements”), pursuant to which each of the Supporting Yellow Stockholders agreed to, among other things, (i) execute and deliver a written consent approving and adopting the Business Combination Agreement and the transactions contemplated thereby, including the Merger, no later than two business days after the effective date of the Registration Statement, and (ii) not to transfer any of the securities of Yellow (the “Yellow Securities”) held by it through the Closing.

The foregoing description of the Company Support Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Company Support Agreement, a copy of which is included as Exhibit 10.2, and the terms of which are incorporated by reference in this Current Report on Form 8-K.

Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor and certain other holders of Cayman Shares (collectively, the “SPAC Holders”) and certain holders of Yellow Securities (the “Target Holders” and, together with the SPAC Holders, the “Holders”) entered into a Lock-Up Agreement (the “Lock-Up Agreement”) with Bluerock and Yellow, pursuant to which, among other things, the Holders agreed not to transfer (except for certain permitted transfers) any shares of Pubco Common Stock held by such Holder immediately following the Closing (excluding any Non-Redeemed Shares held by the Holders, any shares of Pubco Common Stock issued to the Holders upon separation of the Equity PIPE Units or any securities issued as part of the Note PIPE Investment, the “Lock-Up Securities”), until the earliest to occur of (w) (i) with respect to 50% of the Lock-Up Securities held by a Holder, 210 days after the Closing Date and (ii) with respect to the remaining 50%, 1 year after the Closing Date, (x) the date on which the Trading Price (as defined in the Lock-Up Agreement) of the shares of Pubco Common Stock on Nasdaq equals or exceeds $12.00 per share, (y) the date on which the Common Stock ceases to be listed on any national securities exchange or automated quotation system (including, without limitation, OTCQB, OTCQX, OTCID, the Pink Limited Market or any other similar exchange) (each, an “Applicable Exchange”) and is not re-listed on any Applicable Exchange within five (5) Business Days thereafter, and (z) the date on which Pubco completes a liquidation, merger, amalgamation, capital stock exchange, reorganization or other similar transaction, that results in all of Pubco’s public stockholders having the right to exchange their shares of Pubco Common Stock for cash, securities or other property (the “Lock-Up Period”). Notwithstanding the foregoing, the Lock-Up Period with respect to any Commitment Shares held by the Holders will be the earliest to occur of (w) 180 days after the Closing Date, (x) the date on which the trading price of the shares of Pubco Common Stock on Nasdaq equals or exceeds $12.00 per share, (y) the date on which the Common Stock ceases to be listed on an Applicable Exchange and is not re-listed on an Applicable Exchange within five (5) Business Days thereafter, and (z) the date on which Pubco completes a liquidation, merger, amalgamation, capital stock exchange, reorganization or other similar transaction, that results in all of Pubco’s public stockholders having the right to exchange their shares of Pubco Common Stock for cash, securities or other property.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lock-Up Agreement, a copy of which is included as Exhibit 10.3, and the terms of which are incorporated by reference in this Current Report on Form 8-K.

PIPE Investments

Equity PIPE Investment

Concurrently with the execution of the Business Combination Agreement, Bluerock and Yellow entered into subscription agreements with certain institutional and accredited investors, including certain affiliates of Yellow (the “Equity PIPE Investors” and the subscription agreements, the “Equity PIPE Subscription Agreements” and the transactions contemplated thereby, the “Equity PIPE Investment”). Under the terms of the Equity PIPE Subscription Agreements, the Equity PIPE Investors agreed, subject to the terms and conditions set forth in the Equity PIPE Subscription Agreements, to subscribe for and purchase from Pubco, on the Closing Date and immediately prior to the Effective Time, an aggregate of 500,000 units of Pubco (the “Equity PIPE Units”) at $10.00 per Equity PIPE Unit, for an aggregate purchase price of $5 million. Each Equity PIPE Unit consists of one share of Pubco Common Stock and one Pubco Warrant to purchase one share of Pubco Common Stock for $11.50 per share for a period of five years from the Closing. The closing of the Equity PIPE Investment is conditioned upon, among other things, the completion or concurrent consummation of the Business Combination.

Pursuant to the Equity PIPE Subscription Agreements, each Equity PIPE Investor may elect to reduce the number of Equity PIPE Units it is obligated to purchase under its Equity PIPE Subscription Agreement, on a one-for-one basis, up to the total amount of Equity PIPE Units subscribed thereunder if such Equity PIPE Investor (i) beneficially owns any Cayman Class A Shares as of the fifth calendar day after the effectiveness of the Registration Statement (including any Cayman Class A Shares purchased by the Equity PIPE Investor in the open market at a price less than the Per-Share Redemption Price (as defined in the Equity PIPE Subscription Agreement) (the “Non-Redeemed Shares”), (ii) does not exercise its right to redeem any of its Non-Redeemed Shares in connection with the Business Combination Meeting, (iii) does not sell or otherwise transfer its Non-Redeemed Shares prior to the Closing; and (iv) does not vote any Non-Redeemed Shares in favor of the Business Combination at the Business Combination Meeting or in favor of any proposal contained in the Proxy Statement (as defined in the Equity PIPE Subscription Agreement) related thereto. If an Equity PIPE Investor properly makes such election in accordance with the terms of the Equity PIPE Subscription Agreements, then it will be entitled to receive one Pubco Warrant for each Non-Redeemed Share held by it at Closing.

In addition to the foregoing, the Equity PIPE Subscription Agreements provide that the Equity PIPE Investor will be entitled to receive 0.5 Commitment Shares from the Sponsor at the Closing for each Equity PIPE Unit purchased by such Equity PIPE Investor and Non-Redeemed Share held by such Equity PIPE Investor at Closing, subject to adjustment as provided in the Equity PIPE Subscription Agreements, up to an aggregate of 1,000,000 Commitment Shares. The Commitment Shares issued to the Equity PIPE Investors will be subject to transfer restrictions for a period of 180 days after the Closing Date.

The foregoing description of the Equity PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Equity PIPE Subscription Agreement, a copy of which is included as Exhibit 10.4, and the terms of which are incorporated by reference in this Current Report on Form 8-K.

Note PIPE Investment

Concurrently with the execution of the Business Combination Agreement, Bluerock and Yellow entered into a securities purchase agreement (the “Note PIPE Purchase Agreement” and the transactions contemplated thereby, the “Note PIPE Investment” and, together with the Equity PIPE Investment, the “PIPE Investments”) with an accredited investor (the “Note PIPE Investor”), pursuant to which, following the Closing, Pubco will issue and sell to the Note PIPE Investor, in one or more closings, a new series of senior secured convertible notes (the “Notes”) in an aggregate original principal amount of up to $50,000,000, consisting of (i) an initial note in an original principal amount of up to $25,000,000, to be issued and sold at the initial closing (the “Initial Note”), and (ii) one or more additional notes in an aggregate original principal amount for all additional closings of up to $25,000,000, issuable in increments of up to $5,000,000, which may be issued and sold following the initial closing at the election of the Note PIPE Investor or, in certain circumstances, at the election of Pubco, in each case subject to the satisfaction of the conditions to closing set forth in the Note PIPE Purchase Agreement (the “Additional Notes”), such that the aggregate principal amount of Notes outstanding at any time may not exceed $25,000,000 without the consent of Pubco and the Note PIPE Investor. The initial closing under the Note PIPE Purchase Agreement is conditioned upon, among other things, the consummation of the Business Combination, and will occur immediately following the Closing, subject to all conditions to closing be satisfied as of such time.

The Notes will bear interest at a rate of 12% per annum, which interest will be payable quarterly at the Company’s option in shares of Pubco Common Stock (subject to satisfaction of certain equity conditions), in cash, or by capitalizing such interest into the outstanding principal balance of the applicable Note (i.e., payment in kind), or a combination of the foregoing. Upon the occurrence and during the continuance of an event of default, the applicable interest rate will automatically increase to 18% per annum. The Notes will be purchased at a price of approximately $950 for each $1,000 of principal amount issued, reflecting an original issue discount of approximately 5%. The Notes will mature 36 months from the applicable issuance date of each Note, subject to extension in certain circumstances, including during the continuance of an event of default and in connection with certain fundamental transactions.

The Notes may be convertible into shares of Pubco Common Stock at the election of the holder at an initial conversion price of $10.00 per share (the “Conversion Price”), subject to adjustment, including a downward reset of the Conversion Price if Pubco issues shares of its common stock or common stock equivalents at an effective price per share below the then-current Conversion Price, and a further downward-only reset, on the 6-month anniversary of the initial closing, to the greater of (i) the greater of (x) the floor price then in effect and (y) a price equal to the average of the volume-weighted average price of Pubco Common Stock during the 10-trading day preceding such 6-month anniversary date and (ii) $6.00. Beginning on the first trading day following the 12-month anniversary of the issuance date of the Initial Note, and, with respect to any Additional Note, the first trading day following the 45th day after the issuance date of such Additional Note, Pubco will be required to redeem or convert, in 21 equal monthly installments, the then-outstanding principal amount of the applicable Note, together with accrued interest, at its election (subject to satisfaction of certain equity conditions), in cash at a 5% premium to the amount of the applicable installment or in shares of Pubco Common Stock at a conversion price equal to the lower of (i) the Conversion Price then in effect and (ii) the greater of (x) the floor price then in effect and (y) 95% of the lowest daily volume-weighted average price of the Pubco Common Stock during the 10 trading days preceding the applicable installment date, or a combination thereof.

Pubco will also have the right to redeem the Notes, in whole or in part, at any time prior to maturity, at a redemption price equal to (i) 120% of the amount redeemed; provided that, solely with respect to the Additional Notes, once the Company has delivered notice to the holder that the Company has elected to exercise such redemption right with respect to the Initial Note, 115% shall apply until the Company has redeemed an aggregate conversion amount of Additional Notes equal to such aggregate amount of the Initial Note redeemed as of such time of determination, in each case, if redeemed within 12 months following the applicable issuance date, (ii) 110% of such amount if redeemed after such 12-month anniversary but prior to the 18-month anniversary of such issuance date, and (iii) 108% of such amount if redeemed on or after such 18-month anniversary, in each case subject to advance notice requirements. Pubco may not exercise this redemption right while an event of default is continuing.

The Notes contain a beneficial ownership limitation that prohibits the holder, together with its attribution parties, from converting the Notes to the extent such conversion would result in the holder beneficially owning more than 9.99% of the outstanding shares of Pubco Common Stock.

The Notes rank senior to all other existing and future indebtedness of Pubco and will be secured by a first-priority perfected security interest in substantially all of the existing and future assets of Pubco and its direct and indirect subsidiaries, including a pledge of all of the capital stock of each subsidiary, and are further supported by guaranties from each of Pubco’s U.S. subsidiaries.

The Note PIPE Purchase Agreement and the Notes contain customary representations and warranties, affirmative covenants, negative covenants (including restrictions on the incurrence of additional indebtedness and the granting of liens, and restrictions on entering into variable rate transactions), a financial covenant requiring Pubco to maintain a minimum of $7,500,000 of available cash in U.S. bank accounts, closing conditions, equity conditions, and events of default.

For a period ending on the later of (i) July 31, 2030 (or such earlier date as the Note PIPE Investor may determine in its sole discretion) and (ii) the second anniversary of the later of the initial closing date and the last additional closing date, the Note PIPE Investor has the right to participate in future financing transactions of the Company for 9.9% of the securities offered, subject to customary exceptions for excluded securities.

In connection with the Note PIPE Investment, the Company shall also enter into a registration rights agreement with the Note PIPE Investor (the “Note PIPE Registration Rights Agreement”) at the initial closing under the Note PIPE Purchase Agreement, pursuant to which the Company will agree to file a registration statement registering the resale of the Conversion Shares within 35 days following the date of such initial closing, use its best efforts to cause such registration statement to be declared effective within 80 days after the date of such initial closing (or 110 days if subject to SEC review), and maintain the effectiveness of such registration statement during the applicable registration period, subject to customary suspension rights.

Concurrently with the execution of the Note PIPE Purchase Agreement, Yellow executed and delivered to the Note PIPE Investor a promissory note in the original principal amount of $100,000, which does not bear periodic interest and matures on January 31, 2027. The promissory note will automatically be exchanged, immediately prior to the Effective Time, for (i) 750,000 shares of Yellow Common Stock and (ii) warrants to purchase 2,000,000 shares of Yellow Common Stock at an exercise price of $11.50 per share. In connection with the closing of the Merger, such securities will be exchanged for (i) 750,000 shares of Pubco Common Stock and (ii) Pubco Warrants to purchase 2,000,000 shares of Pubco Common Stock.

The foregoing description of the Note PIPE Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Note PIPE Purchase Agreement, a copy of which is included as Exhibit 10.5, and the terms of which are incorporated by reference in this Current Report on Form 8-K.

Amended and Restated Registration Rights Agreement

At the Closing, Pubco, the Sponsor and certain securityholders of Yellow will enter into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”). Among other things, the A&R Registration Rights Agreement provides that the Sponsor and such other securityholders will be granted certain customary registration rights, on the terms and subject to the conditions in the A&R Registration Rights Agreement, with respect to securities of Pubco that they will hold following the Business Combination.

The foregoing description of the A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of A&R Registration Rights Agreement, a form of which is included as Exhibit 10.6, and the terms of which are incorporated by reference in this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Note PIPE Investment is incorporated by reference in this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investments is incorporated by reference in this Current Report on Form 8-K. The securities of Pubco to be offered and sold in connection with the PIPE Investments have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated under the Securities Act.

Item 7.01. Regulation FD Disclosure.

On August 3, 2026, Bluerock and Yellow issued a joint press release announcing their entry into the Business Combination Agreement. The press release is furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The investor presentation that Bluerock and Yellow have prepared for use in connection with the Business Combination is furnished as Exhibit 99.2 and incorporated by reference into this Item 7.01.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward Looking Statements

This Current Report on Form 8-K includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about Bluerock’s or Yellow’s ability to effectuate the Business Combination discussed in this document; the benefits of the Business Combination; the future financial performance of Pubco (which will be the go-forward public company following the completion of the Business Combination) following the Closing; changes in Yellow’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Bluerock, Yellow and their respective management teams, as the case may be, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bluerock and Yellow. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political conditions, and in applicable laws and regulations, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements and any negotiations with respect to the Business Combination; (3) the outcome of any legal proceedings that may be instituted against Bluerock, Yellow, the combined company, or others; (4) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Bluerock or Yellow for the Business Combination or to satisfy other conditions to closing; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (6) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Bluerock or Yellow as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things: competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to build or maintain relationships with customers and retain its management and key employees, the timing and amount of future capital expenditures and requirements for additional capital, and the timing of future cash flow provided by operating activities, if any; (9) costs related to the Business Combination; (10) the possibility that Yellow or the combined company may be adversely affected by other economic, business, political and/or competitive factors; (11) estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Bluerock’s filings with the SEC, including the Registration Statement, when available, and any periodic Exchange Act reports filed by Bluerock with the SEC such as its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

You should carefully consider the foregoing risk factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the Registration Statement and other documents filed by Bluerock from time to time with the SEC. If any of these risks materialize or Bluerock’s or Yellow’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Bluerock nor Yellow presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bluerock and Yellow’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Bluerock, Yellow, and their respective representatives and affiliates specifically disclaim any obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Accordingly, these forward-looking statements should not be relied upon as representing Bluerock’s, Yellow’s, or any of their respective representatives or affiliates’ assessments as of any date subsequent to the date of this Current Report on Form 8-K, and therefore undue reliance should not be placed upon the forward-looking statements. This Current Report on Form 8-K contains preliminary information only, is subject to change at any time, and is not, and should not be assumed to be, complete or constitute all of the information necessary to adequately make an informed decision regarding any potential investment in connection with the Business Combination.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Bluerock and Yellow plan to file the Registration Statement with the SEC, which will include a prospectus with respect to the combined company’s securities to be issued in connection with the proposed Business Combination and a preliminary proxy statement with respect to the shareholder meeting of Bluerock to vote on the proposed Business Combination. Bluerock and Yellow also plan to file other documents and relevant materials with the SEC regarding the proposed Business Combination. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to the shareholders of Bluerock as of the record date to be established for voting on the proposed Business Combination. SECURITY HOLDERS OF YELLOW AND BLUEROCK ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Yellow and Bluerock once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by Bluerock may be obtained free of charge from Bluerock at https://bluerock.com/bluerock-acquisition-corp/. Alternatively, these documents, when available, can be obtained free of charge from Bluerock upon written request to Bluerock Acquisition Corp., 919 Third Avenue, New York, New York 10022, Attn: Secretary, or by calling (212) 843-1601. The information contained on, or that may be accessed through the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

Participants in the Solicitation

Bluerock, Yellow and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Bluerock in connection with the proposed Business Combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Bluerock’s executive officers and directors in the solicitation by reading Bluerock’s final prospectus related to its initial public offering filed with the SEC on December 12, 2025, the definitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, and other relevant materials filed with the SEC in connection with the proposed Business Combination when they become available. Information concerning the interests of Bluerock’s participants in the solicitation, which may, in some cases, be different from those of Bluerock’s shareholders generally, will be set forth in the preliminary proxy statement/prospectus included in the Registration Statement.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits hereto do not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction with respect to any securities or in connection with the Business Combination. There shall not be any offer, sale or exchange of any securities of Bluerock or Yellow in any jurisdiction where, or to any person to whom, such offer, sale or exchange may be unlawful under the laws of such jurisdiction prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of July 31, 2026, by and among Bluerock Acquisition Corp., Bitonic Technology Labs Inc. d/b/a Yellow.ai and BLRK Merger Sub Inc.

10.1†	Sponsor Support Agreement, dated as of July 31, 2026, by and among Bluerock Acquisition Corp., Bitonic Technology Labs Inc. d/b/a Yellow.ai and Bluerock Acquisition Holdings, LLC.

10.2	Company Support Agreement, by and among Bluerock Acquisition Corp., Bitonic Technology Labs Inc. d/b/a Yellow.ai and the persons set forth on Schedule A thereto.

10.3	Form of Lock-Up Agreement.

10.4	Form of Equity PIPE Subscription Agreement.

10.5†	Note PIPE Purchase Agreement, dated July 31, 2026, by and among Bluerock Acquisition Corp., Bitonic Technology Labs Inc. d/b/a Yellow.ai and the Note PIPE Investor.

10.6	Form of Amended and Restated Registration Rights Agreement.

99.1	Press Release, dated August 3, 2026.

99.2	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) or (b)(2), as applicable. The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2026

BLUEROCK ACQUISITION CORP.

By:	/s/ Jordan Ruddy
Name:	Jordan Ruddy
Title:	President